UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4983

Van Kampen Pennsylvania Tax Free Income Fund
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/06

Item 1. Reports to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2006

MUTUAL FUNDS

Van Kampen

Pennsylvania
Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 3/31/06

Average Annual Total Returns

	A Shares since 5/01/87		B Shares since 5/03/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/max 4.75% sales charges	w/o sales charges	w/max 4.00% sales charges	w/o sales charges	w/max 1.00% sales charges
Since Inception	6.83%	6.56%	4.57%	4.57%	4.18%	4.18%
10-year	4.93	4.42	4.37	4.37	4.17	4.17
5-year	4.67	3.65	3.87	3.61	3.94	3.94
1-year	4.44	–0.51	3.63	–0.37	3.74	2.74
6-month	1.36	–3.46	0.99	–2.97	1.05	0.05
30-Day SEC Yield	3.28%		2.70%		2.71%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Lehman Brothers Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

For the six-month period ended March 31, 2006

Market Conditions

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained momentum in the first quarter.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase—the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the Fed's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped by 30 percent versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

Within the Commonwealth of Pennsylvania, issuance did not drop as sharply as the national average in 2006. Higher education and school district bonds were particularly well represented in the state's bond market. Pennsylvania has recently enjoyed good economic recovery trends, including growth in job creation. Growth in personal income tax revenues has also been strong. However, Medicaid spending continues to be a concern, and an economic stimulus package is expected to drive the state's debt level considerably higher.

Performance Analysis

The fund returned 1.36 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index, returned 0.98 and 1.09 percent percent for the period, respectively.

Total Return for the six-month period ended March 31, 2006

Class A	Class B	Class C	Lehman Brothers Municipal Bond Index	Lehman Brothers Pennsylvania Municipal Bond Index
1.36%	0.99%	1.05%	0.98%	1.09%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Throughout the period, we managed the fund according to a long-term "buy and hold" discipline anchored by rigorous research. We sought high quality bonds that we believed had attractive return potential and good liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.)

While adhering to our quality-driven discipline, we sought opportunities to enhance the portfolio's yield. We added to the fund's stake in BBB rated bonds, including tobacco revenue bonds. Our decision to increase tobacco bond exposure reflected our analytical findings of strong tobacco industry fundamentals and an improving litigation environment. We also added higher yielding non-rated bonds when our extensive research indicated these bonds offered favorable characteristics. Here, we found attractive opportunities in the continuing care sector. Overall, the fund was overweighted in BBB rated and unrated bonds relative to the Lehman Brothers Municipal Bond Index; this positioning served the fund well as lower-rated bonds led.

The fund also benefited from its emphasis on bonds with long maturities, as this segment of the market outperformed overall. Our purchases favored bonds with maturities of 20 to 40 years. In contrast, we sold bonds with shorter maturities, generally those in the 15-year range, as well as short-term pre-refunded bonds.

Additionally, reflecting the view that interest rates would continue to rise, with longer-term rates advancing less rapidly, we kept the fund's duration shorter than the Lehman Brothers Municipal Bond Index. (Duration is a measure of interest rate sensitivity.) This posture proved advantageous during the period.

The fund's portfolio was well-diversified across the major sectors of the municipal bond market. As of March 31, 2006, the fund's largest allocations were to the higher education, public education and hospital sectors. Seventy-six percent of the fund's bonds were rated A or higher at the close of the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Rating Allocation as of 3/31/06
AAA/Aaa	53.3%
AA/Aa	13.0
A/A	10.1
BBB/Baa	11.5
BB/Ba	1.2
B/B	0.9
Non-Rated	10.0
100.0%

Based upon the highest credit quality rating as determined by Standard & Poor's or Moody's

Top 5 Sectors as of 3/31/06
Higher Education	21.0%
Public Education	13.0
Hospital	11.4
Public Building	9.8
Life Care	4.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. The sectors are as a percentage of long-term investments. Ratings allocations are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/05	3/31/06	10/1/05-3/31/06
Class A
Actual	$1,000.00	$1,013.60	$5.52
Hypothetical (5% annual return before expenses)	1,000.00	1,019.43	5.54
Class B
Actual	1,000.00	1,009.87	9.27
Hypothetical (5% annual return before expenses)	1,000.00	1,015.73	9.30
Class C
Actual	1,000.00	1,010.46	9.17
Hypothetical (5% annual return before expenses)	1,000.00	1,015.83	9.20

*  Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.85%, and 1.83% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited)

Par Amount (000)	Description	Coupon	Maturity	Value
	Municipal Bonds 102.1%
	Pennsylvania 99.7%
$1,260	Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt Rfdg (AMT) (FGIC Insd)	5.625%	01/01/10	$1,322,282
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj (AMBAC Insd)	6.500	03/01/11	1,120,720
1,750	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500	03/01/20	1,976,975
3,000	Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon Univ	5.125	03/01/32	3,099,480
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Ser A (MBIA Insd) (a)	6.500	11/15/30	2,243,660
1,000	Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B	9.250	11/15/30	1,194,790
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	1,003,800
2,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/15	2,159,040
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/16	1,080,450
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/17	1,078,490
1,220	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,284,550
995	Allegheny Cnty, PA Res Mtg Single Family Ser MM (AMT) (GNMA Collateralized)	5.200	05/01/33	1,010,293
1,500	Allegheny Vly, PA Sch Dist Ser A (MBIA Insd)	5.000	11/01/28	1,564,245
1,000	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/29	1,033,990
1,400	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/36	1,439,858
1,895	Berks Cnty, PA Muni Auth College Albright College Proj (b)	5.500	10/01/18	2,000,627
1,500	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac Ser A	6.125	01/01/25	1,555,485
1,000	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac Ser A	6.250	01/01/35	1,033,960
1,280	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd) (b)	5.375	06/01/16	1,374,349
1,050	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd)	5.375	06/01/17	1,126,072
1,500	Canon McMillan Sch Dist PA Ser B (FGIC Insd)	5.500	12/01/29	1,597,590
1,335	Catasauqua, PA Area Sch Dist (FSA Insd) (b)	5.000	02/15/28	1,399,067
1,000	Cheltenham Twp, PA (AMBAC Insd)	5.000	01/01/28	1,045,510
1,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.000	04/15/22	1,005,860
2,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.500	04/15/31	2,087,700
1,000	Chestnut Ridge Sch Dist PA Ser A (FSA Insd)	5.250	03/01/26	1,043,240
1,250	Cumberland Cnty, PA Muni Auth Dickinson College Ser A (AMBAC Insd)	5.500	11/01/30	1,330,075

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (Continued)
$1,200	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000%	01/01/25	$1,116,360
1,240	Delaware Cnty, PA Auth College Cabrini College (Radian Insd)	5.750	07/01/23	1,300,996
1,500	Delaware Cnty, PA Auth College Neumann College Rfdg	6.000	10/01/31	1,573,185
3,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser A (AMT) (FGIC Insd)	5.000	11/01/38	3,074,490
1,700	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser B (AMT) (FGIC Insd)	5.000	11/01/36	1,743,809
1,665	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser C (AMT) (FGIC Insd)	5.000	02/01/35	1,706,109
2,500	Delaware Cnty, PA Indl Dev Auth Wtr Fac PA Suburban Wtr (AMT) (AMBAC Insd)	5.350	10/01/31	2,609,750
3,535	Delaware Vly, PA Regl Fin Auth	5.750	07/01/17	3,939,651
1,000	Erie, PA Higher Ed Bldg Auth Mercyhurst College Proj Ser B Rfdg	5.000	03/15/23	1,004,930
2,115	Greater Johnstown, PA Sch Dist Ser B (MBIA Insd) (b)	5.375	08/01/15	2,271,912
720	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/16	776,419
1,415	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/17	1,525,045
760	Grove City, PA Area Hosp Auth Hlth Fac Rev Grove Manor Proj (Prerefunded @ 08/15/08)	6.625	08/15/29	805,456
2,500	Harrisburg, PA Pkg Auth Pkg Rev Gtd Ser P 1 (AMBAC Insd)	5.250	09/01/27	2,650,500
1,865	Harveys Lake Gen Muni Auth PA College Rev College Misericordia Proj (ACA Insd)	5.750	05/01/14	1,952,450
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600	04/01/24	1,037,610
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Retirement Ser A	5.300	12/15/26	988,890
2,000	Lehigh Cnty, PA Gen Purp Auth Cedar Crest College Rfdg	6.700	04/01/26	2,043,660
1,500	Lehigh Cnty, PA Gen Purp Auth Good Shepherd Group Ser A	5.625	11/01/34	1,570,140
1,980	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem	5.250	08/15/23	2,047,696
1,760	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg	6.000	11/01/23	1,691,589
1,085	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	1,014,996

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (Continued)
$535	Lycoming Cnty, PA Auth Hosp Lease Rev Divine Providence Sisters Ser A	6.500%	07/01/22	$535,358
1,095	Mercer Cnty, PA (FGIC Insd) (b)	5.500	10/01/17	1,180,136
1,500	Mifflin Cnty, PA Hosp Auth (Radian Insd)	6.200	07/01/25	1,640,505
1,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	6.000	01/01/43	1,059,030
1,420	Monroeville, PA Muni Auth San Ser B (MBIA Insd) (b)	5.250	12/01/21	1,536,880
1,450	Monroeville, PA Muni Auth San Ser B (MBIA Insd)	5.250	12/01/22	1,569,349
1,250	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Arcadia Univ (Radian Insd)	5.000	04/01/36	1,280,650
1,100	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp Ser A	5.125	06/01/32	1,118,392
1,100	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125	02/01/28	1,166,440
1,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	1,062,610
1,190	Moon Area Sch Dist PA (FSA Insd)	5.000	11/15/25	1,247,846
2,000	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp Ser A	5.625	07/01/32	2,083,100
1,340	Muhlenberg, PA Sch Dist Ser A (FGIC Insd)	5.375	04/01/16	1,439,495
1,290	Northampton Twp, PA (FGIC Insd) (b)	5.375	05/15/16	1,378,558
1,440	Owen J Roberts Sch Dist PA (Prerefunded @ 08/15/12) (FSA Insd)	5.500	08/15/18	1,575,619
1,000	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Ser G Rfdg (AMT)	5.125	12/01/15	993,090
1,000	Pennsylvania Econ Dev Fin Auth Solid Waste Disp Rev Waste Management Inc Proj Ser A (AMT)	5.100	10/01/27	1,012,600
990	Pennsylvania Hsg Fin Agy Amt Single Family Mtg Ser 90A (AMT)	4.700	10/01/25	986,872
3,155	Pennsylvania Hsg Fin Agy Single Family Mtg Ser 74B (AMT)	5.250	04/01/32	3,214,282
1,000	Pennsylvania St Higher Ed Fac Auth College & Univ Rev Allegheny College	4.750	05/01/31	990,550
2,500	Pennsylvania St Higher Ed Fac Auth College & Univ Rev Univ of the Arts Ser A (Radian Insd) (c)	5.000	09/15/33	2,563,425
3,020	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/18	3,247,255
2,000	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	2,071,240
1,000	Pennsylvania St Higher Ed Fac Auth Rev Messiah College Ser AA3 (Radian Insd)	5.500	11/01/22	1,074,910

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (Continued)
$1,505	Pennsylvania St Higher Ed Fac Auth Rev Philadelphia Univ	5.500%	06/01/20	$1,574,305
1,095	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ (b)	5.500	01/01/19	1,169,219
2,000	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375	01/01/25	2,117,460
1,600	Pennsylvania St Higher Ed Fac Auth Rev Univ of Scranton (Prerefunded @ 05/11/11) (AMBAC Insd) (b)	5.750	11/01/15	1,750,512
1,500	Pennsylvania St Higher Ed Fac Auth Rev Univ Sciences Philadelphia Ser A (XLCA Insd)	5.000	11/01/36	1,546,890
3,000	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys Ser A	6.000	01/15/31	3,259,830
2,000	Pennsylvania St Pub Sch Bldg Auth Lehigh Career & Technical Inst (FGIC Insd)	5.250	10/01/32	2,109,480
2,000	Pennsylvania St Univ	5.000	09/01/35	2,079,900
605	Perkiomen Vly Sch Dist PA (FSA Insd) (b)	5.500	03/01/15	648,106
635	Perkiomen Vly Sch Dist PA (FSA Insd) (b)	5.500	03/01/16	680,828
760	Perkiomen Vly Sch Dist PA (Prerefunded @ 03/01/11) (FSA Insd)	5.500	03/01/15	821,241
810	Perkiomen Vly Sch Dist PA (Prerefunded @ 03/01/11) (FSA Insd) (b)	5.500	03/01/16	875,270
1,500	Philadelphia, PA (FSA Insd)	5.250	09/15/25	1,577,715
1,000	Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA Insd)	5.000	06/15/24	1,027,030
1,000	Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA Insd)	5.000	06/15/25	1,025,520
6,000	Philadelphia, PA Auth Indl Dev Lease Rev Ser A (MBIA Insd)	5.375	02/15/27	6,193,560
2,505	Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg	7.750	12/01/17	2,535,010
2,405	Philadelphia, PA Gas Wks Rev Drivers Ser 384 (Inverse Floating Rate) (Acquired 01/20/04, Cost $2,903,832) (FSA Insd) (d)	7.255	07/01/11	2,726,789
1,000	Philadelphia, PA Gas Wks Rev Third Ser (Prerefunded @ 08/01/11) (FSA Insd)	5.500	08/01/15	1,085,240
1,000	Philadelphia, PA Gas Wks Rev Third Ser (Prerefunded @ 08/01/11) (FSA Insd)	5.500	08/01/16	1,085,240
1,000	Philadelphia, PA Gas Wks Rev Third Ser (Prerefunded @ 08/01/11) (FSA Insd)	5.500	08/01/17	1,085,240
3,750	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/11	3,094,013

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (Continued)
$3,775	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/12	$2,973,794
4,400	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/13	3,302,948
1,475	Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D	6.250%	10/01/17	1,505,975
2,250	Saint Mary Hosp Auth PA Hlth Sys Rev Ser B	5.375	11/15/34	2,350,350
1,000	Southcentral, PA Gen Auth Rev Hosp Hanover Hosp Inc (Radian Insd)	5.000	12/01/30	1,026,940
1,000	State Pub Sch Bldg Auth PA Sch Rev Colonial Inter Unit 20 (FGIC Insd)	5.000	05/15/30	1,041,200
2,000	Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10) (MBIA Insd)	5.800	06/15/30	2,182,000
2,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser A (AMT) (AMBAC Insd)	5.500	01/01/19	2,659,675
2,350	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser D	5.375	01/01/18	2,384,968
1,835	Troy, PA Area Sch Dist Bradford (FGIC Insd) (b)	5.000	03/01/28	1,895,280
1,500	Unity Twp, PA Mun Auth Swr Rev (FSA Insd)	5.000	12/01/24	1,570,230
1,660	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/15	1,790,393
1,200	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/17	1,291,488
2,500	Washington Cnty, PA Ser A (AMBAC Insd)	5.125	09/01/27	2,601,550
2,045	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	2,162,301
2,500	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone A	5.750	01/01/26	2,567,325
900	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone A	5.875	01/01/32	920,349
2,420	Westmoreland Cnty, PA Mun Auth Drivers Ser 1228 (Inverse Floating Rate) (Acquired 12/19/05, Cost $2,791,978) (FSA Insd) (d)	7.003	08/15/13	2,762,987
				190,744,144
	Guam 0.5%
1,000	Guam Govt Wtr Wks Auth Wtr & Wastewtr Sys Rev	6.000	07/01/25	1,070,570

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2006 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Puerto Rico 1.9%
$1,500	Childrens Tr Fd PR Tob Settlement Rev Asset Bkd Bds	5.500%	05/15/39	$1,537,845
2,000	Childrens Tr Fd PR Tob Settlement Rev Asset Bkd Bds	5.625	05/15/43	2,062,440
				3,600,285
Total Investments 102.1% (Cost $187,297,349)				195,414,999
Liabilities in Excess of Other Assets (2.1%)				(4,063,725)
Net Assets 100.0%				$191,351,274

Percentages are calculated as a percentage of net assets.

*  Zero coupon bond

(a)  All or a portion of this security has been physically segregated in connection with open futures contracts.

(b)  The Fund owns 100% of the outstanding bond issuance.

(c)  Security purchased on a when-issued or delayed delivery basis.

(d)  These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.9% of net assets.

ACA—American Capital Access

AMBAC—AMBAC Indemnity Corp.

AMT—Alternative Minimum Tax

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

MBIA—Municipal Bond Investors Assurance Corp.

Radian—Radian Asset Assurance

XLCA—XL Capital Assurance Inc.

Futures contracts outstanding as of March 31, 2006:
Short Contracts:	Contracts	Unrealized Appreciation/ Depreciation
5-Year U.S. Treasury Notes – June 2006 (Current Notional Value of $104,438 per contract)	305	$150,378

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2006 (Unaudited)

Assets:
Total Investments (Cost $187,297,349)	$195,414,999
Receivables:
Interest	2,790,104
Investments Sold	130,176
Fund Shares Sold	39,230
Other	150,893
Total Assets	198,525,402
Liabilities:
Payables:
Investments Purchased	4,675,018
Custodian Bank	1,521,293
Fund Shares Repurchased	225,734
Income Distributions	197,872
Investment Advisory Fee	98,302
Distributor and Affiliates	81,123
Variation Margin on Futures	14,297
Trustees' Deferred Compensation and Retirement Plans	214,425
Accrued Expenses	146,064
Total Liabilities	7,174,128
Net Assets	$191,351,274
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$182,073,194
Net Unrealized Appreciation	8,268,028
Accumulated Net Realized Gain	828,399
Accumulated Undistributed Net Investment Income	181,653
Net Assets	$191,351,274
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $172,046,026 and 9,963,792 shares of beneficial interest issued and outstanding)	$17.27
Maximum sales charge (4.75%* of offering price)	.86
Maximum offering price to public	$18.13
Class B Shares: Net asset value and offering price per share (Based on net assets of $13,695,683 and 795,621 shares of beneficial interest issued and outstanding)	$17.21
Class C Shares: Net asset value and offering price per share (Based on net assets of $5,609,565 and 324,492 shares of beneficial interest issued and outstanding)	$17.29

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended March 31, 2006 (Unaudited)

Investment Income:
Interest	$4,910,895
Expenses:
Investment Advisory Fee	581,504
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $215,982, $75,167 and $26,432, respectively)	317,581
Shareholder Services	62,134
Shareholder Reports	56,963
Legal	27,996
Trustees' Fees and Related Expenses	16,496
Custody	17,197
Other	63,766
Total Expenses	1,143,637
Less Credits Earned on Cash Balances	4,647
Net Expenses	1,138,990
Net Investment Income	$3,771,905
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$739,754
Futures	461,292
Net Realized Gain	1,201,046
Unrealized Appreciation/Depreciation:
Beginning of the Period	10,672,529
End of the Period:
Investments	8,117,650
Futures	150,378
8,268,028
Net Unrealized Depreciation During the Period	(2,404,501)
Net Realized and Unrealized Loss	$(1,203,455)
Net Increase in Net Assets From Operations	$2,568,450

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Changes in Net Assets (Unaudited)

	For The Six Months Ended March 31, 2006	For The Year Ended September 30, 2005
From Investment Activities:
Operations:
Net Investment Income	$3,771,905	$7,807,276
Net Realized Gain	1,201,046	2,489,820
Net Unrealized Depreciation During the Period	(2,404,501)	(1,986,715)
Change in Net Assets from Operations	2,568,450	8,310,381
Distributions from Net Investment Income:
Class A Shares	(3,461,698)	(7,173,024)
Class B Shares	(244,820)	(608,241)
Class C Shares	(87,390)	(177,980)
	(3,793,908)	(7,959,245)
Distributions from Net Realized Gain:
Class A Shares	(594,962)	-0-
Class B Shares	(52,377)	-0-
Class C Shares	(18,827)	-0-
	(666,166)	-0-
Total Distributions	(4,460,074)	(7,959,245)
Net Change in Net Assets from Investment Activities	(1,891,624)	351,136
From Capital Transactions:
Proceeds from Shares Sold	5,322,888	11,073,693
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,074,991	5,301,801
Cost of Shares Repurchased	(12,553,440)	(22,945,249)
Net Change in Net Assets from Capital Transactions	(4,155,561)	(6,569,755)
Total Decrease in Net Assets	(6,047,185)	(6,218,619)
Net Assets:
Beginning of the Period	197,398,459	203,617,078
End of the Period (Including accumulated undistributed net investment income of $181,653 and $203,656, respectively)	$191,351,274	$197,398,459

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended March 31,	Year Ended September 30,
	2006	2005	2004	2003	2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.44	$17.41	$17.41	$17.71	$17.34	$16.65
Net Investment Income	.34	.70	.72	.74	.81	.89
Net Realized and Unrealized Gain/Loss	(.11)	.04	(.03)	(.28)	.42	.60
Total from Investment Operations	.23	.74	.69	.46	1.23	1.49
Less:
Distributions from Net Investment Income	.34	.71	.69	.76	.86	.80
Distributions from Net Realized Gain	.06	-0-	-0-	-0-	-0-	-0-
Total Distributions	.40	.71	.69	.76	.86	.80
Net Asset Value, End of the Period	$17.27	$17.44	$17.41	$17.41	$17.71	$17.34
Total Return (a)	1.36%*	4.30%	4.04%	2.72%	7.39%	9.12%
Net Assets at End of the Period (In millions)	$172.0	$176.3	$177.7	$204.7	$211.7	$204.8
Ratio of Expenses to Average Net Assets	1.10%	1.09%	1.04%	1.01%	1.00%	1.02%
Ratio of Net Investment Income to Average Net Assets	3.97%	3.98%	4.15%	4.27%	4.77%	5.18%
Portfolio Turnover	19%*	24%	16%	21%	26%	26%

*  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended March 31,	Year Ended September 30,
	2006	2005	2004	2003	2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.38	$17.36	$17.37	$17.68	$17.30	$16.63
Net Investment Income .	.27	.55	.58	.61	.68	.75
Net Realized and Unrealized Gain/Loss	(.10)	.05	(.03)	(.29)	.43	.60
Total from Investment Operations	.17	.60	.55	.32	1.11	1.35
Less:
Distributions from Net Investment Income	.28	.58	.56	.63	.73	.68
Distributions from Net Realized Gain	.06	-0-	-0-	-0-	-0-	-0-
Total Distributions	.34	.58	.56	.63	.73	.68
Net Asset Value, End of the Period	$17.21	$17.38	$17.36	$17.37	$17.68	$17.30
Total Return (a)	0.99%*	3.50%	3.21%	1.90%	6.66%	8.23%
Net Assets at End of the Period (In millions)	$13.7	$15.8	$20.1	$22.9	$23.3	$24.7
Ratio of Expenses to Average Net Assets	1.85%	1.83%	1.78%	1.76%	1.75%	1.77%
Ratio of Net Investment Income to Average Net Assets	3.21%	3.23%	3.38%	3.53%	4.02%	4.43%
Portfolio Turnover	19%*	24%	16%	21%	26%	26%

*  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended March 31,		Year Ended September 30,
	2006		2005		2004	2003		2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.45		$17.41		$17.42	$17.68		$17.31	$16.63
Net Investment Income .	.28		.58		.59	.65		.68	.76
Net Realized and Unrealized Gain/Loss	(.10)		.04		(.04)	(.28)		.42	.60
Total from Investment Operations	.18		.62		.55	.37		1.10	1.36
Less:
Distributions from Net Investment Income	.28		.58		.56	.63		.73	.68
Distributions from Net Realized Gain	.06		-0-		-0-	-0-		-0-	-0-
Total Distributions	.34		.58		.56	.63		.73	.68
Net Asset Value, End of the Period	$17.29		$17.45		$17.41	$17.42		$17.68	$17.31
Total Return (a)	1.05	%* (d)	3.60	% (d)	3.20%	2.18	% (c )	6.59%	8.29%
Net Assets at End of the Period (In millions)	$5.6		$5.2		$5.9	$6.1		$5.1	$3.6
Ratio of Expenses to Average Net Assets	1.83	% (d)	1.75	% (d)	1.78%	1.77%		1.75%	1.77%
Ratio of Net Investment Income to Average Net Assets	3.23	% (d)	3.31	% (d)	3.39%	3.72	% (c)	4.00%	4.43%
Portfolio Turnover	19	%*	24%		16%	21%		26%	26%

*  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited)

1.  Significant Accounting Policies

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of March 31, 2006, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had $2,579,750 of when-issued or delayed delivery purchase commitments.

C.  Income and Expenses Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $2,361,603. As of September 30, 2005, the fund did not have any accumulated capital loss carryforward.

At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$187,232,526
Gross tax unrealized appreciation	$8,490,702
Gross tax unrealized depreciation	(308,229)
Net tax unrealized appreciation on investments	$8,182,473

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
Ordinary income	$21,912
Long-term capital gain	-0-
$21,912

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$77,755
Undistributed long-term capital gain	386,283

F. Expense Reductions During the six months ended March 31, 2006, the Fund's custody fee was reduced by $4,647 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.60%
Over $500 million	.50%

For the six months ended March 31, 2006, the Fund recognized expenses of approximately $3,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $25,500, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $45,600 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $125,600 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

For the six months ended March 31, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $9,600 and CDSC on redeemed shares of approximately $9,100. Sales charges do not represent expenses of the Fund.

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

3.  Capital Transactions

For the six months ended March 31, 2006 and the year ended September 30, 2005 transactions were as follows:

	For The Six Months Ended March 31, 2006		For The Year Ended September 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	239,684	$4,153,105	568,326	$9,931,071
Class B	27,611	476,928	45,523	794,160
Class C	39,952	692,855	19,934	348,462
Total Sales	307,247	$5,322,888	633,783	$11,073,693
Dividend Reinvestment:
Class A	161,830	$2,802,374	273,314	$4,778,743
Class B	11,227	193,803	22,506	392,275
Class C	4,546	78,814	7,476	130,783
Total Dividend Reinvestment	177,603	$3,074,991	303,296	$5,301,801
Repurchases:
Class A	(550,973)	$(9,545,198)	(935,198)	$(16,336,335)
Class B	(154,464)	(2,669,418)	(313,553)	(5,463,901)
Class C	(19,530)	(338,824)	(65,751)	(1,145,013)
Total Repurchases	(724,967)	$(12,553,440)	(1,314,502)	$(22,945,249)

4. Redemption Fee

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the Fund received redemption fees of $33, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $37,117,210 and $36,573,104, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

Summarized below are the different types of derivative financial instruments used by the Fund.

A. Futures Contracts During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the six months ended March 31, 2006 are as follows:

Contracts
Outstanding at September 30, 2005	192
Futures Opened	982
Futures Closed	(869)
Outstanding at March 31, 2006	305

B. Indexed Securities The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $164,900 and $3,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

Van Kampen Pennsylvania Tax Free Fund

Notes to Financial Statements ■ March 31, 2006 (Unaudited) continued

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of the plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Pennsylvania Tax Free Income Fund

Board of Trustees, Officers and Important Addresses

Board of Trustees

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

J. David Germany

Vice President

Dennis Shea

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Phillip G. Goff

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

138, 338, 538
PATF SAR 5/06
RN06-01266P-Y03/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(1)  Code of Ethics – Not applicable for semi-annual reports.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Pennsylvania Tax Free Income Fund

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2006

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: May 18, 2006